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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     -----------


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) JUNE 1, 1998
                                                ------------

                                  GLOBIX CORPORATION
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                  (Exact name of registrant as specified in charter)


       DELAWARE                    1-14168                     13-3781263
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 (State or other juris-          (Commission                 (IRS Employer
diction of Incorporation)         File number)              Identification No.)


 295 LAFAYETTE STREET, 3RD FLOOR, NEW YORK, NEW YORK    10012
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number,
   including area code                          (212) 334-8500
                                               --------------

                              BELL TECHNOLOGY GROUP LTD.
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           (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.         OTHER EVENTS.

                On June 1, 1998, the Registrant changed its name from Bell Technology Group Ltd. to Globix Corporation.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                None.



                                      SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GLOBIX CORPORATION





                                  By  /s / Marc H. Bell
                                     ---------------------------------
                                     Marc H. Bell, President
                                     and Chief Executive Officer


Dated:  June 18, 1998